2017 Annual meeting May 4, 2017 Exhibit 99.1

disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 17, 2017. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of March 31, 2017. PAGE company OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com Community Banking Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Minimal consumer lending and no active single-family mortgage origination Differentiated Model Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions Commercial Finance Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

PLATFORM OVERVIEW - LENDING PAGE 24% Texas Geographic Concentrations1 as of March 31, 2017 Diversification by asset class, geography, and collateral Commercial Finance target mix of 40% Industry leading portfolio yields 1 Excludes factored receivables 21% Colorado 2% Kansas 7% Iowa 20% Illinois

PLATFORM OVERVIEW - RETAIL PAGE team members(2) Western division 16 branches in Colorado 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch

PLATFORM OVERVIEW – COMMERCIAL FINANCE PAGE Triumph Commercial Finance Asset Based Lending Borrowing base working capital lending Focus on facilities between $1MM - $20MM Core industries include manufacturing, distribution, services, and healthcare Equipment Finance Secured by revenue producing, essential-use equipment in broad resale markets Core markets include construction, road, transportation, oil & gas, waste, forestry, and machine tool Triumph Business Capital Commercial Finance Triumph Premium Finance Factoring Among the largest discount factors in the transportation sector Clients include small owner-operator trucking companies, mid-sized fleets, and freight broker relationships Expanding operations into staffing, distribution, and other sectors Premium Finance Customized premium finance solutions for the acquisition of property and casualty insurance coverage Our goal is to become a market leader for financial services to small businesses and the lower end of the middle market

Return on Average Assets (“ROAA”) GAAP: 1.00% Core: 1.06% Goal: > 1.50% Net Overhead Ratio Net Interest Income to Average Assets Credit Costs Pre-Provision Net Revenue Taxes GAAP: 5.40% Core: 5.40% Goal: > 5.00% GAAP: 3.47% Core: 3.39% Goal: < 2.00% GAAP: 1.93% Core: 2.01% Goal: > 3.00% GAAP: 0.32% Core: 0.32% Goal: ~0.40% GAAP: 0.61% Core: 0.63% Goal: ~0.95% Long term performance goals vs Actual 2016 PAGE GAAP and Core performance metrics presented are for the year ended December 31, 2016. Core performance ratios have been adjusted to exclude material gains and expenses associated with merger and acquisition-related activities. Reconciliations of non-GAAP financial measures can be found at the end of the presentation.

Share price and coverage PAGE Coverage Analysts: Brad Milsaps – Sandler O’Neill & Partners Jared Shaw – Wells Fargo Securities, LLC Chris Nolan – FBR Capital Markets & Co. Brett Rabatin – Piper Jaffray & Co. Gary Tenner – D.A. Davidson & Co.

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NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation For the Year Ended $42,735 (Dollars in thousands) GAAP Core Net Interest Income to Average Total Assets: Net Interest Income $,112,358 $,112,358 Average Total Assets 2,079,756 2,079,756 Net Interest Income to Average Assets 5.3999999999999999E-2 5.3999999999999999E-2 Net Noninterest Expense to Average Total Assets: Total Noninterest Expense $93,112 $93,112 Acquisition related costs 0 -1,618 Adjusted Noninterest Expense 93,112 91,494 Total Noninterest Income 20,956 20,956 Net Noninterest Expense $72,156 $70,538 Average Total Assets 2,079,756 2,079,756 Net Noninterest Expense to Average Assets Ratio 3.4700000000000002E-2 3.39E-2 Pre-Provision Net Revenue to Average Total Assets: Net Interest Income $,112,358 $,112,358 Net Noninterest Expense ,-72,156 ,-70,538 Pre-Provision Net Revenue $40,202 $41,820 Average Total Assets 2,079,756 2,079,756 Pre-Provision Net Revenue to Average Assets 1.9300000000000001E-2 2.01E-2 For the Year Ended $42,735 (Dollars in thousands, except per share amounts) GAAP Core Credit Costs to Average Total Assets: Provision for Loan Losses $6,693 $6,693 Average Total Assets 2,079,756 2,079,756 Credit Costs to Average Assets 3.2000000000000002E-3 3.2000000000000002E-3 Taxes to Average Total Assets: Income Tax Expense $12,809 $12,809 Tax effect of adjustments 0 251 Adjusted Tax Expense 12,809 13,060 Average Total Assets 2,079,756 2,079,756 Taxes to Average Assets 6.0999999999999995E-3 6.3E-3 ROUNDED Return on Average Total Assets: Net Interest Income to Average Assets 5.4% 5.4% Net Noninterest Expense to Average Assets Ratio -3.47% -3.39% Pre-Provision Net Revenue to Average Assets 1.93% 2.1% Credit Costs to Average Assets -0.32% -0.32% Taxes to Average Assets -0.61% -0.63% Return on Average Assets 9.9999999999999967E-3 1.0599999999999998E-2 0 0 Reported: ROAA 0.01 0 Net non-interest expense to average assets 3.47% 3.39% 0 0 Metrics and non-GAAP financial reconciliation (cont'd) For the Year Ended $42,735 (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Net Interest Income $,112,358 $,112,358 Average Total Assets 2,079,756 2,079,756 Net Interest Income to Average Assets 5.3999999999999999E-2 5.3999999999999999E-2 Net Noninterest Expense to Average Total Assets: Total Noninterest Expense $93,112 $93,112 Acquisition related costs 0 -1,618 Adjusted Noninterest Expense 93,112 91,494 Total Noninterest Income 20,956 20,956 Net Noninterest Expense $72,156 $70,538 Average Total Assets 2,079,756 2,079,756 Net Noninterest Expense to Average Assets Ratio 3.4700000000000002E-2 3.39E-2 Pre-Provision Net Revenue to Average Total Assets: Net Interest Income $,112,358 $,112,358 Net Noninterest Expense ,-72,156 ,-70,538 Pre-Provision Net Revenue $40,202 $41,820 Average Total Assets 2,079,756 2,079,756 Pre-Provision Net Revenue to Average Assets 1.9300000000000001E-2 2.01E-2 For the Year Ended $42,735 (Dollars in thousands) GAAP Core Credit Costs to Average Total Assets: Provision for Loan Losses $6,693 $6,693 Average Total Assets 2,079,756 2,079,756 Credit Costs to Average Assets 3.2000000000000002E-3 3.2000000000000002E-3 Taxes to Average Total Assets: Income Tax Expense $12,809 $12,809 Tax effect of adjustments 0 251 Adjusted Tax Expense 12,809 13,060 Average Total Assets 2,079,756 2,079,756 Taxes to Average Assets 6.0999999999999995E-3 6.3E-3 ROUNDED Return on Average Total Assets: Net Interest Income to Average Assets 5.4% 5.4% Net Noninterest Expense to Average Assets Ratio -3.47% -3.39% Pre-Provision Net Revenue to Average Assets 1.93% 2.1% Credit Costs to Average Assets -0.32% -0.32% Taxes to Average Assets -0.61% -0.63% Return on Average Assets 9.9999999999999967E-3 1.0599999999999998E-2 0 0 Reported: ROAA 0.01 0 Net non-interest expense to average assets 3.47% 3.39% 0 0